Exhibit 99.2

Bringing life and convenience together in one place™

KITE REALTY GROUP TRUST

QUARTERLY FINANCIAL SUPPLEMENT

June 30, 2009

INVESTOR RELATIONS CONTACTS:

Dan Sink, Chief Financial Officer

Adam Chavers, Director of Investor Relations

30 S. MERIDIAN STREET • INDIANAPOLIS, INDIANA 46204 • 317.577.5600

SUPPLEMENTAL INFORMATION – JUNE 30, 2009

PAGE NO.	TABLE OF CONTENTS
3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Condensed Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Six Months Ended June 30
9	Funds from Operations and Other Financial Information for the Three and Six Months Ended June 30
10	Market Capitalization
10	Ratio of Debt to Total Undepreciated Assets as of June 30, 2009
11	Same Property Net Operating Income for the Three and Six Months Ended June 30
12	Net Operating Income by Quarter
13	Summary of Outstanding Debt as of June 30, 2009
14	Schedule of Outstanding Debt as of June 30, 2009
17	Refinancing Update
18	Joint Venture Summary – Unconsolidated Properties
19	Condensed Combined Balance Sheets of Unconsolidated Properties
20	Condensed Combined Statements of Operations of Unconsolidated Properties for the Three and Six Months Ended June 30
21	Top 10 Retail Tenants by Gross Leasable Area
22	Top 25 Tenants by Annualized Base Rent
23	Lease Expirations – Operating Portfolio
24	Lease Expirations – Retail Anchor Tenants
25	Lease Expirations – Retail Shops
26	Lease Expirations – Commercial Tenants
27	Summary Retail Portfolio Statistics Including Joint Venture Properties
28	Summary Commercial Portfolio Statistics
29	Current Development Pipeline
30	Current Redevelopment Projects
31	Visible Shadow Pipeline
32	Geographic Diversification – Operating Portfolio
33	Operating Retail Properties
37	Operating Commercial Properties
38	Retail Operating Portfolio – Tenant Breakdown

Kite Realty Group Trust Supplemental Financial and Operating Statistics – 6/30/09

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate company engaged primarily in the development, construction, acquisition, ownership and operation of high-quality neighborhood and community shopping centers in selected markets in the United States. We are organized as a real estate investment trust (“REIT”) for federal income tax purposes. As of June 30, 2009, we owned interests in 55 operating properties totaling approximately 8.4 million square feet, an additional 0.3 million square feet in two properties currently under development and another 0.5 million square feet in six properties under redevelopment.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of new developments and acquisitions. New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of June 30, 2009

•		Operating Retail Properties	51
•		Operating Commercial Properties	4
•		Total Properties Under Development	2
•		Total Properties Under Redevelopment	6
•		States	9
•		Total GLA/NRA of Operating Properties	8,377,744
•		Owned GLA/NRA of Operating Properties	5,488,791
•		Owned GLA of Properties Under Development/Redevelopment	861,026
•		Percentage of Owned GLA/NRA Leased – Total Portfolio	91.1%
	•	Percentage of Owned GLA Leased – Retail Operating	90.7%
	•	Percentage of Owned NRA Leased – Commercial Operating	95.2%
•		Total Full-Time Employees, including 71 home office employees	98

Stock Listing:  New York Stock Exchange symbol: KRG

CONTACT INFORMATION

Corporate Office

30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
1-888-577-5600
317-577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Dan Sink, Chief Financial Officer	BMO Capital Markets	KeyBanc Capital Markets
Adam Chavers, Director of Investor Relations	Mr. Paul E. Adornato, CFA	Mr. Jordan Sadler /Mr. Todd Thomas
Kite Realty Group Trust	(212) 885-4170	(917)368-2280/(917) 368-2286
30 South Meridian Street, Suite 1100	paul.adornato@bmo.com	tthomas@keybanccm.com
Indianapolis, IN 46204		jsadler@keybanccm.com
(317) 577-5609/(317) 713-5684	Citigroup Global Markets
dsink@kiterealty.com	Mr. Michael Bilerman	Raymond James
achavers@kiterealty.com	(212) 816-1383	Mr. Paul Puryear
	michael.bilerman@citigroup.com	(727) 567-2253
Transfer Agent:		paul.puryear@raymondjames.com
Goldman, Sachs & Co.
BNY Mellon Shareholder Services	Mr. Jonathan Haberman	RBC Capital Markets
Mr. James Balsan	(917) 343-4260	Mr. Rich Moore
480 Washington Blvd., 29th Floor	jonathan.haberman@gs.com	(440) 715-2646
Jersey City, NJ 07310		rich.moore@rbccm.com
(800) 820-8521	Janney Montgomery Scott
	Mr. Andrew T. Dizio, CFA	Stifel, Nicolaus & Company, Inc.
	(215) 665-6439	Mr. David M. Fick, CPA/Mr. Nathan Isbee
Stock Specialist:	adizio@jmsonline.com	(443) 224-1308/(443) 224-1346
dmfick@stifel.com
Barclays Capital		nisbee@stifel.com
45 Broadway
20th Floor		Wells Fargo Securities, LLC
New York, NY 10006		Mr. Jeffrey J. Donnelly, CFA
(646) 333-7000		(617) 603-4262
jeff.donnelly@wachovia.com

IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2009 to be filed on or about August 10, 2009, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•                  national and local economic, business, real estate and other market conditions, particularly in light of the current recession and governmental action and policies;

•                  financing risks; including access to capital at desirable terms

•                  the level and volatility of interest rates;

•                  financial stability of tenants; including their ability to pay rent;

•                  the competitive environment in which the Company operates;

•                  acquisition, disposition, development and joint venture risks;

•                  property ownership and management risks;

•                  the Company’s ability to maintain its status as a REIT for federal income tax purposes;

•                  potential environmental and other liabilities;

•                  other factors affecting the real estate industry generally; and

•                  other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

CORPORATE STRUCTURE CHART – JUNE 30, 2009

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	June 30, 2009	December 31, 2008
Assets:
Investment properties, at cost:
Land	$222,356,743	$227,781,452
Land held for development	23,074,389	25,431,845
Buildings and improvements	709,117,203	690,161,336
Furniture, equipment and other	5,046,994	5,024,696
Construction in progress	192,125,761	191,106,309
	1,151,721,090	1,139,505,638
Less: accumulated depreciation	(115,171,727)	(104,051,695)
	1,036,549,363	1,035,453,943
Cash and cash equivalents	57,262,003	9,917,875
Tenant receivables, including accrued straight-line rent of $7,977,887 and $7,221,882, respectively, net of allowance for uncollectible accounts	17,623,268	17,776,282
Other receivables	7,588,685	10,357,679
Investments in unconsolidated entities, at equity	11,211,870	1,902,473
Escrow deposits	12,079,731	11,316,728
Deferred costs, net	20,501,646	21,167,288
Prepaid and other assets	4,667,371	4,159,638
Total Assets	$1,167,483,937	$1,112,051,906

Liabilities and Equity:
Mortgage and other indebtedness	$669,742,156	$677,661,466
Accounts payable and accrued expenses	37,931,722	53,144,015
Deferred revenue and other liabilities	22,551,294	24,594,794
Total Liabilities	730,225,172	755,400,275
Commitments and contingencies
Redeemable noncontrolling interests in the Operating Partnership	48,911,344	67,276,904
Equity:
Kite Realty Group Trust Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, no shares issued and outstanding	—	—
Common Shares, $.01 par value, 200,000,000 shares authorized 62,963,674 shares and 34,181,179 shares issued and outstanding at June 30, 2009 and December 31, 2008, respectively	629,637	341,812
Additional paid in capital and other	449,241,738	343,631,595
Accumulated other comprehensive loss	(6,628,878)	(7,739,154)
Accumulated deficit	(59,310,084)	(51,276,059)
Total Kite Realty Group Trust Shareholders’ Equity	383,932,413	284,958,194
Noncontrolling Interests	4,415,008	4,416,533
Total Equity	388,347,421	289,374,727
Total Liabilities and Equity	$1,167,483,937	$1,112,051,906

CONSOLIDATED STATEMENTS OF OPERATIONS – THREE AND SIX MONTHS (UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Revenue:
Minimum rent	$17,951,594	$18,304,809	$35,937,438	$36,188,937
Tenant reimbursements	4,664,968	4,569,309	9,360,649	9,588,247
Other property related revenue	1,770,070	2,974,507	3,358,178	8,131,592
Construction and service fee revenue	5,762,463	8,311,318	11,911,458	12,599,840
Total revenue	30,149,095	34,159,943	60,567,723	66,508,616
Expenses:
Property operating	4,098,494	3,924,055	9,689,094	8,285,826
Real estate taxes	3,603,116	3,246,816	6,396,881	6,301,165
Cost of construction and services	5,017,734	7,024,400	10,577,050	10,788,634
General, administrative, and other	1,547,357	1,259,408	2,890,827	2,969,358
Depreciation and amortization	8,728,789	8,348,003	16,240,227	16,376,666
Total expenses	22,995,490	23,802,682	45,794,079	44,721,649

Operating income	7,153,605	10,357,261	14,773,644	21,786,967
Interest expense	(6,991,624)	(7,351,499)	(13,768,132)	(14,605,065)
Income tax expense of taxable REIT subsidiary	(13,233)	(251,858)	(51,185)	(1,405,086)
Other income	35,622	31,676	84,521	96,908
Income from unconsolidated entities	121,017	86,121	152,517	147,295
Income from continuing operations	305,387	2,871,701	1,191,365	6,021,019
Income from discontinued operations	—	305,041	—	635,864
Consolidated net income	305,387	3,176,742	1,191,365	6,656,883
Net income attributable to noncontrolling interests	(48,302)	(717,453)	(233,038)	(1,490,295)
Net income attributable to Kite Realty Group Trust	$257,085	$2,459,289	$958,327	$5,166,588

Income per common share — basic & diluted
Income from continuing operations attributable to Kite Realty Group Trust common shareholders	$0.01	$0.07	$0.02	$$0.16
Income from discontinued operations attributable to Kite Realty Group Trust common shareholders	—	0.01	—	0.02
Net income attributable to Kite Realty Group Trust common shareholders	$0.01	$0.08	$0.02	$$0.18

Weighted average common shares outstanding - basic	47,988,205	29,147,361	41,124,387	29,088,327
Weighted average common shares outstanding - diluted	48,081,453	29,269,062	41,198,377	29,161,590
Dividends declared per common share	$0.0600	$0.2050	$0.2125	$0.4100

Net income attributable to Kite Realty Group Trust common shareholders:
Income from continuing operations	$257,085	$2,221,968	$958,327	$4,672,217
Discontinued operations	—	237,321	—	494,371
Net income attributable to Kite Realty Group Trust	$257,085	$2,459,289	$958,327	$5,166,588

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION – THREE AND SIX MONTHS

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Consolidated net income	$305,387	$3,176,742	$1,191,365	$6,656,883
Deduct net income attributable to noncontrolling interests in properties	(26,228)	(19,756)	(46,475)	(15,600)
Add depreciation and amortization of consolidated entities, net of noncontrolling interests in properties	8,586,847	8,318,380	15,967,091	16,301,494
Add depreciation and amortization of unconsolidated entities	52,690	101,571	104,826	202,628
Funds From Operations of the Kite Portfolio(1)	8,918,696	11,576,937	17,216,807	23,145,405
Deduct redeemable noncontrolling interests in Funds From Operations	(1,277,482)	(2,558,418)	(2,854,123)	(5,138,186)
Funds From Operations allocable to the Company(1)	$7,641,214	$9,018,519	$14,362,684	$18,007,219

Basic FFO per share of the Kite Portfolio	$0.15	$0.31	$0.35	$0.62
Diluted FFO per share of the Kite Portfolio	$0.15	$0.31	$0.35	$0.62

Basic weighted average Common Shares outstanding	47,988,205	29,147,361	41,124,387	29,088,327
Diluted weighted average Common Shares outstanding	48,081,453	29,269,062	41,198,377	29,161,590
Basic weighted average Common Shares and Units outstanding	56,040,684	37,475,060	49,176,866	37,421,301
Diluted weighted average Common Shares and Units outstanding	56,133,932	37,596,760	49,250,856	37,494,563

Other Financial Information:
Recurring capital expenditures(2)
Tenant improvements - Retail	$64,390	$130,992	$152,980	$174,077
Tenant improvements – Commercial(3)	0	16,210	0	110,627
Leasing commissions - Retail	80,095	173,310	136,811	320,276
Leasing commissions – Commercial(3)	1,816	52,905	1,816	120,240
Capital improvements(3)	136,526	203,956	204,251	260,707
Scheduled debt principal payments	915,084	805,763	1,782,195	1,511,380
Straight line rent	462,921	142,064	576,503	462,921
Market rent amortization income from acquired leases	780,682	934,052	1,563,112	1,625,953
Market debt adjustment	107,714	107,714	215,428	215,429
Capitalized interest	2,080,391	2,096,186	4,145,134	4,686,044
Mark to market lease amount in Deferred Revenue and Other Liabilities on consolidated balance sheet	14,106,224
Additional Construction in Progress not in development pipeline(4)	46,462,762

(1)                               “Funds From Operations of the Kite Portfolio” measures 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds From Operations allocable to the Company” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

(2)                               Excludes tenant improvements and leasing commissions relating to development projects and first-generation space.

(3)                               A portion of these capital improvements are reimbursed by tenants and are revenue producing.

(4)                               Represents projects being developed in phases or in transition to operating portfolio.

MARKET CAPITALIZATION AS OF JUNE 30, 2009

	As of June 30, 2009
		Total	Percent of
	Percent of	Market	Total Market
	Total Equity	Capitalization	Capitalization
Equity Capitalization:

Total Common Shares Outstanding	88.7%	62,963,674

Operating Partnership (“OP”) Units Outstanding	11.3%	8,052,479

Combined Common Shares and OP Units	100.0%	71,016,153

Market Price of Common Shares at June 30, 2009		$2.92
Total Equity Capitalization		$207,367,167	26%

Debt Capitalization:
Company Outstanding Debt		$669,742,156

Less: Partner Share of Consolidated Joint Venture Debt		(51,988,528)

Company Share of Outstanding Debt		617,753,628

Pro-rata Share of Unconsolidated Joint Venture Debt		15,611,825

Less: Cash and Cash Equivalents		(57,262,003)

Total Net Debt Capitalization		$576,103,450	74%

Total Market Capitalization		$783,470,617	100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF JUNE 30, 2009

Consolidated Undepreciated Real Estate Assets	$1,151,721,090
Company Share of Unconsolidated Real Estate Assets	25,770,641
Escrow Deposits	12,079,731
$1,189,571,462

Total Consolidated Debt	$669,742,156
Company Share of Joint Venture Debt	15,611,825
Less: Cash	(57,262,003)
$628,091,978

Ratio of Debt to Total Undepreciated Real Estate Assets	52.8%

SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended June 30,			Six Months Ended June 30,
	2009	2008	% Change	2009	2008	% Change
Number of properties at period end(1)	51	51		51	51

Leased percentage at period-end	91.4%	93.0%		91.4%	93.0%
Minimum rent	$15,370,115	$15,901,497		$30,261,638	$31,071,061
Tenant recoveries	3,870,145	4,183,307		7,840,335	8,307,788
Other income	358,635	389,978		880,609	865,339
Pro rata share of revenue — unconsolidated joint venture properties	196,748	198,252		391,923	387,446
	19,795,643	20,673,034		39,374,505	40,631,634

Property operating expenses	3,528,582	3,597,713		7,090,633	7,208,669
Real estate taxes	2,604,809	2,949,470		5,275,273	5,619,527
Pro rata share of expenses — unconsolidated joint venture properties	68,990	51,868		137,716	113,776
	6,202,381	6,599,051		12,503,622	12,941,972

Net operating income — same properties (51 properties)(2)	13,593,262	14,073,983	-3.4%	26,870,883	27,689,662	-3.0%

Reconciliation to Most Directly Comparable GAAP Measure:

Net operating income — same properties	$13,593,262	$14,073,983		$26,870,883	27,689,662
Other income (expense), net	(13,336,177)	(11,614,694)		(25,912,556)	(22,523,074)

Net income attributable to Kite Realty Group Trust	$257,085	$2,459,289		$958,327	$5,166,588

(1)          Same Property analysis excludes Courthouse Shadows, Four Corner Square, Rivers Edge, Coral Springs, Galleria Plaza and Bolton Plaza properties as the Company pursues redevelopment of these properties.

(2)          Same Property net operating income is considered a non-GAAP measure because it excludes net gains from outlot sales, write offs of straight-line rent and lease intangibles, bad debt expense and related recoveries, lease termination fees and significant prior year expense recoveries and adjustments, if any.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company’s properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company’s financial performance.

NET OPERATING INCOME BY QUARTER

	Three Months Ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Revenue:
Minimum rent	$17,951,594	$17,985,844	$17,065,771	$18,608,247	$18,304,809
Tenant reimbursements	4,664,968	4,695,681	3,559,921	4,587,383	4,569,309
Other property related revenue(1)	1,448,382	1,204,737	1,646,976	3,422,002	2,645,119
Parking revenue, net(2)	233,996	153,042	210,534	159,587	(102,092)
	24,298,940	24,039,304	22,483,202	26,777,219	25,417,145

Expenses:
Property operating — Recoverable(5)	3,106,431	4,025,757	3,451,487	3,181,635	3,161,482
Property operating — Non-Recoverable(5)	863,198	1,424,442	1,152,311	782,226	623,177
Real estate taxes	3,668,253	2,727,801	2,110,448	3,440,433	2,978,696
	7,637,882	8,178,000	6,714,246	7,404,294	6,763,355
Net Operating Income — Properties	16,661,058	15,861,304	15,768,956	19,372,925	18,653,790

Other Income (Expense):
Construction and service fee revenue(7)	5,762,463	6,148,995	19,148,029	7,355,282	8,311,318
Cost of construction and services(7)	(5,017,734)	(5,559,316)	(16,860,243)	(6,139,131)	(7,024,400)
General, administrative, and other	(1,547,357)	(1,343,470)	(1,461,951)	(1,452,845)	(1,259,407)
	(802,628)	(753,791)	825,835	(236,694)	27,511

Earnings Before Interest, Taxes, Depreciation and Amortization	15,858,430	15,107,513	16,594,791	19,136,231	18,681,301

Depreciation and amortization	(8,704,825)	(7,487,474)	(10,874,765)	(8,147,215)	(8,324,040)
Interest expense	(6,991,624)	(6,776,508)	(7,254,291)	(7,512,825)	(7,351,499)
Income tax expense of taxable REIT subsidiary	(13,233)	(37,952)	(391,053)	(131,691)	(251,858)
Other income	35,622	48,899	15,497	45,619	31,676
Income from unconsolidated entities	121,017	31,500	629,490	65,640	86,121
Gain on sale of unconsolidated property(3)	—	—	1,233,338	—	—
Income (loss) from continuing operations	305,387	885,978	(46,993)	3,455,759	2,871,701
Discontinued operations(4):
Operating income from discontinued operations	—	—	127,477	320,424	305,041
Loss on sale of operating property	—	—	(2,689,888)	—	—

Consolidated net income (loss)	305,387	885,978	(2,609,404)	3,776,183	3,176,742
Net (income) loss attributable to noncontrolling interest	(48,302)	(184,736)	615,046	(855,287)	(717,453)
Net income (loss) attributable to Kite Realty Group Trust	$257,085	$701,242	$(1,994,358)	$2,920,896	$2,459,289

NOI/Revenue	68.6%	66.0%	70.1%	72.3%	73.4%
Recovery Ratio(6)	68.9%	69.5%	64.0%	69.3%	74.4%

(1)          Other property related revenue for the three months ended June 30, 2009 includes net gains on land and outlot sales of $1.0 million and a $0.4 million reversal of an estimated liability for which the Company is no longer obligated.

(2)          Effective January 1, 2008, the Company changed the structure of the parking garage agreement at its Union Station property from a lease to a management agreement with a third party. During the three months ended June 30, 2008, the Company recorded the effects of a real estate tax reassessment of the parking garage property.

(3)          In December 2008, the Company sold its interest in its Spring Mill Medical Center commercial property, which was an unconsolidated entity owned in a 50% owned joint venture.

(4)          In December 2008, the Company sold its Silver Glen Crossing property.

(5)          Recoverable expenses include total management fee expense, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt and legal expense.

(6)          “Recovery Ratio” is computed by dividing recoverable property operating expense and real estate tax expense into tenant reimbursements.

(7)          In December 2008, the Company sold its Spring Mill Medical build to suit asset. Construction revenue includes $10.6 million from this sale and Cost of construction and services includes $9.4 million from the sale.

SUMMARY OF OUTSTANDING DEBT AS OF JUNE 30, 2009

SEE REFINANCING UPDATE ON PAGE 17

TOTAL OUTSTANDING DEBT

	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)
Fixed Rate Debt

Consolidated	$329,902,193	48%	6.00%	5.5
Unconsolidated	2,062,625	0%	6.99%	0.1
Floating Rate Debt (Hedged)(1)	205,045,620	30%	5.58%	2.1
Total Fixed Rate Debt	537,010,438	78%	5.84%	4.2
Variable Rate Debt:(2)
Construction Loans	65,772,389	10%	2.67%	1.4
Other Variable	272,874,375	40%	2.28%	1.9
Floating Rate Debt (Hedged)(1)	(205,045,620)	-30%	-2.42%	-2.1
Unconsolidated	13,549,200	2%	3.31%	1.7
Total Variable Rate Debt	147,150,344	22%	2.36%	1.4
Net Premiums on Fixed Rate Debt	1,193,199	N/A	N/A	N/A
Total	$685,353,981	100%	5.10%	3.6

SCHEDULE OF MATURITIES BY YEAR

SEE REFINANCING UPDATE ON PAGE 17

							Total
					Total	KRG Share of	Consolidated
	Mortgage Debt				Consolidated	Unconsolidated	and
	Annual	Term		Construction	Outstanding	Mortgage	Unconsolidated
	Maturity	Maturities	Corporate Debt	Loans	Debt	Debt	Debt
2009	$1,645,851	$27,451,887	$—	$—	$29,097,738	$2,062,625	$31,160,363
2010	3,144,734	46,781,064	—	43,989,859	93,915,657	—	93,915,657
2011(3)	3,124,697	88,954,205	132,800,000	21,782,530	246,661,432	13,549,200	260,210,632
2012	3,549,537	50,701,017	—	—	54,250,554	—	54,250,554
2013	3,556,862	4,027,491	—	—	7,584,353	—	7,584,353
2014	3,262,898	32,334,316	—	—	35,597,214	—	35,597,214
2015	2,956,748	38,301,942	—	—	41,258,690	—	41,258,690
2016 and Beyond	4,809,032	155,374,287	—	—	160,183,319	—	160,183,319
Net Premiums on Fixed Rate Debt	—	—	—	—	1,193,199	—	1,193,199
Total	$26,050,359	$443,926,209	$132,800,000	$65,772,389	$669,742,156	$15,611,825	$685,353,981

(1)	These debt obligations are hedged by interest rate swap agreements which consist of the following:

	Consolidated Debt			$205,045,620
	KRG Share of Unconsolidated Debt			—
	Total			$205,045,620

(2)	Variable rate debt, net of interest rate swap transactions:

	-	Construction	$65,772,389	10%
	-	Other Variable	67,828,755	10%	(includes debt on acquisition land held for development)
	-	Unconsolidated	13,549,200	2%	(includes debt on acquisition land held for development)
		Total	$147,150,344	22%

(3)	The Unsecured Credit Facility matures on February 11, 2011. A one-year extension is available if the Company remains in compliance with the Facility’s restrictive covenants.

SCHEDULE OF OUTSTANDING DEBT AS OF JUNE 30, 2009

CONSOLIDATED DEBT

Fixed Rate Debt	Interest Rate	Maturity Date	Balance as of June 30, 2009	Monthly Debt Service as of June 30, 2009
50th & 12th	5.67%	11/11/14	$4,406,664	$27,190
Boulevard Crossing	5.11%	12/11/09	11,802,056	68,815
Centre at Panola, Phase I	6.78%	1/1/22	3,749,637	36,583
Cool Creek Commons	5.88%	4/11/16	17,966,179	106,534
Corner Shops, The	7.65%	7/1/11	1,615,924	17,111
Fox Lake Crossing	5.16%	7/1/12	11,402,519	68,603
Geist Pavilion	5.78%	1/1/17	11,125,000	55,372
Indian River Square	5.42%	6/11/15	13,300,000	62,074
International Speedway Square	7.17%	3/11/11	18,750,692	139,143
Kedron Village	5.70%	1/11/17	29,700,000	145,778
Pine Ridge Crossing	6.34%	10/11/16	17,500,000	95,601
Plaza at Cedar Hill	7.38%	2/1/12	25,792,925	193,484
Plaza Volente	5.42%	6/11/15	28,680,000	133,856
Preston Commons	5.90%	3/11/13	4,345,174	28,174
Ridge Plaza	5.15%	10/11/09	15,809,103	92,824
Riverchase Plaza	6.34%	10/11/16	10,500,000	57,360
Sunland Towne Centre	6.01%	7/1/16	25,000,000	129,382
30 South	6.09%	1/11/14	21,861,941	142,258
Traders Point	5.86%	10/11/16	48,000,000	242,213
Whitehall Pike	6.71%	7/5/18	8,594,379	77,436
Subtotal			$329,902,193	$1,919,791

Floating Rate Debt (Hedged)	Lender	Interest Rate	Maturity Date	Balance as of June 30, 2009	Monthly Debt Service as of June 30, 2009
Unsecured Credit Facility(1)	KeyBank (Admin. Agent)	6.32%	2/20/11	$50,000,000	$263,417
Unsecured Credit Facility(1)	KeyBank (Admin. Agent)	6.17%	2/18/11	25,000,000	128,438
Unsecured Term Loan(1)	KeyBank (Admin. Agent)	5.92%	7/15/11	55,000,000	271,104
Bayport Commons	Bank of America	4.48%	12/27/11	19,700,000	73,547
Eastgate Pavilion	PNC Bank	4.84%	4/30/12	15,345,620	61,894
Gateway Shopping Center	Charter One Bank	4.88%	10/31/11	20,000,000	81,333
Glendale Town Center	M&I Bank	4.40%	12/19/11	20,000,000	73,333
Subtotal				$205,045,620	$953,066
TOTAL CONSOLIDATED FIXED RATE DEBT				$534,947,813	$2,872,857
TOTAL NET PREMIUMS				$1,193,199

Variable Rate Debt: Mortgages	Lender	Interest Rate(2)	Maturity Date	Balance as of June 30, 2009
Bayport Commons(3)	Bank of America	LIBOR + 275	12/27/11	$20,078,916
Beacon Hill Shopping Center(4)	Fifth Third Bank	LIBOR + 125	3/30/14	8,360,100
Eastgate Pavilion	PNC Bank	LIBOR + 295	4/30/12	15,345,620
Estero Town Commons(5)	Wachovia Bank/Wells Fargo	LIBOR + 155	1/3/10	14,007,926
Fishers Station(6)	National City Bank/PNC	LIBOR + 350	6/6/11	4,137,634
Gateway Shopping Center(4)	Charter One Bank	LIBOR + 190	10/31/11	21,076,861
Glendale Town Center	M&I Bank	LIBOR + 275	12/19/11	20,553,000
Indiana State Motor Pool	Old National Bank	LIBOR + 135	2/4/11	3,741,180
Rivers Edge	Huntington Bank	LIBOR + 125	2/3/10	14,940,000
Tarpon Springs Plaza	Wachovia Bank/Wells Fargo	LIBOR + 155	1/3/10	17,833,138
Subtotal				$140,074,375

(1)                                  The Company entered into a fixed rate swap agreement, which is designated as a hedge against the Unsecured Credit Facility and Term Loan.

(2)                                  At June 30, 2009, one-month LIBOR was 0.31%.

(3)                                  The Company has a preferred return, then a 60% interest.  The loan is guaranteed by Kite Realty Group, LP.

(4)                                  The Company has a preferred return, then a 50% interest.  The loan is guaranteed by Kite Realty Group, LP.

(5)                                  The Company has a preferred return, then a 40% interest. The loan is guaranteed by Kite Realty Group, LP.

(6)                                  The Company has a 25% interest in this property. The loan is guaranteed by Kite Realty Group, LP.

SCHEDULE OF OUTSTANDING DEBT AS OF JUNE 30, 2009 (CONTINUED)

SEE REFINANCING UPDATE ON PAGE 17

Variable Rate Debt: Construction Loans	Lender	Interest Rate(1)	Maturity Date	Total Commitment	Balance as of June 30, 2009
Bridgewater Marketplace(2)	Indiana Bank And Trust	LIBOR + 185	6/29/10	$12,000,000	$8,228,800
Cobblestone Plaza(3)	Wachovia Bank/Wells Fargo	LIBOR + 250	3/31/10	37,500,000	26,036,000
Delray Marketplace(3)	Wachovia Bank/Wells Fargo	LIBOR + 300	6/30/11	9,425,000	9,425,000
Eddy Street Commons	Bank of America	LIBOR + 230	12/30/11	29,460,000	12,357,530
South Elgin Commons	Charter One Bank	LIBOR + 190	9/30/10	11,550,000	9,725,059
Subtotal				$106,935,000	$65,772,389

Corporate Debt	Lender	Interest Rate(1)	Maturity Date		Balance as of June 30, 2009
Unsecured Credit Facility(4),(5)	KeyBank (Admin. Agent)	LIBOR + 125	2/20/11		$77,800,000
Unsecured Term Loan(5)	KeyBank (Admin. Agent)	LIBOR + 265	7/15/11		55,000,000
					132,800,000

Floating Rate Debt (Hedged)	Lender	Interest Rate(1)	Maturity Date		Balance as of June 30, 2009
Unsecured Credit Facility(5)	KeyBank (Admin. Agent)	LIBOR + 125	2/20/11		$(50,000,000)
Unsecured Credit Facility(5)	KeyBank (Admin. Agent)	LIBOR + 125	2/18/11		(25,000,000)
Unsecured Term Loan(5)	KeyBank (Admin. Agent)	LIBOR + 265	7/15/11		(55,000,000)
Bayport Commons	Bank of America	LIBOR + 275	12/27/11		(19,700,000)
Eastgate Pavilion	PNC Bank	LIBOR + 295	4/30/12		(15,345,620)
Gateway Shopping Center	Charter One Bank	LIBOR + 190	10/31/11		(20,000,000)
Glendale Town Center	M&I Bank	LIBOR + 275	12/19/11		(20,000,000)
Subtotal					$(205,045,620)
TOTAL CONSOLIDATED VARIABLE RATE DEBT					$133,601,144
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET					$669,742,156

(1)                                  At June 30, 2009, the one-month LIBOR interest rate was 0.31%.

(2)                                  The loan has a LIBOR floor of 3.15%.

(3)                                  The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.

(4)                                  The Company has 52 unencumbered properties and other assets of which 50 are wholly owned and used as collateral under the unsecured credit facility and two of which are owned in a joint venture.  The major unencumbered properties include: Broadstone Station, Coral Springs Plaza, Courthouse Shadows, Four Corner Square, Hamilton Crossing, King’s Lake Square, Market Street Village, Naperville Marketplace, PEN Products, Publix at Acworth, Redbank Commons, Shops at Eagle Creek, Traders Point II, Union Station Parking Garage, Wal-Mart Plaza and Waterford Lakes.

(5)                                  The Company entered into a fixed rate swap agreement which is designated as a hedge against the unsecured credit facility and term loan.

SCHEDULE OF OUTSTANDING DEBT AS OF JUNE 30, 2009 (CONTINUED)

SEE REFINANCING UPDATE ON PAGE 17

UNCONSOLIDATED DEBT

Fixed Rate Debt	Servicer	Interest Rate	Maturity Date		Balance as of June 30, 2009	Monthly Debt Service as of June 30, 2009
The Centre(1)	Grandbridge Capital	6.99%	8/1/09		$3,437,708	$39,897
Subtotal					$3,437,708	$39,897
Joint Venture Partners’ Share					(1,375,083)
KRG SHARE					$2,062,625

Variable Rate Debt - Construction Loan	Lender	Interest Rate(3)	Maturity Date	Total Commitment	Balance as of June 30, 2009
Parkside Town Commons(2)	Bank of America	LIBOR + 300	2/8/11	$33,873,000	$33,873,000
Joint Venture Partners’ Share — 60%					(20,323,800)
KRG SHARE					$13,549,200

TOTAL KRG UNCONSOLIDATED DEBT					$15,611,825
TOTAL KRG CONSOLIDATED DEBT					669,742,156
TOTAL KRG DEBT					$685,353,981

(1)                        The Company owns a 60% interest in The Centre.

(2)                        The Company owns a 40% interest in Parkside Town Commons. This will change to a 20% ownership at the time of project specific construction financing.

(3)                        At June 30, 2009, the one-month LIBOR interest rate was 0.31%.

2009/2010 REFINANCING UPDATE AS OF AUGUST 4, 2009

Current Maturity Date	Property	Type of Loan	Current Lender	Balance at June 30, 2009(1)	Existing Rate	New Maturity Date	Expected Closing	Comments

2009 Maturities - Consolidated Entities

10/11/09	Ridge Plaza	Secured	Securitized Pool	15,878,898	5.15%		Q3 2009	Plan to negotiate 3 - 7 year loan in mid-2009 or utilize cash to pay off while increasing total availability
12/11/09	Boulevard Crossing	Secured	Securitized Pool	11,853,928	5.11%		Q4 2009	Plan to negotiate 3 - 7 year loan in mid-2009 or utilize cash to pay off while increasing total availability
				27,732,917

2009 Maturities - Unconsolidated Entities

8/1/09	The Centre	Sun-Life	Secured	2,097,982	6.99%		Q2 2009	KRG’s share is 60% - Loan paid off with interim financing from KRG at 12% until project loan finalized
				2,097,982

	Total 2009 Debt Maturing			$29,830,899

Subsequent Events — 2009/2010 Maturities

Date Closed	Variable Rate Debt Mortgages	Lender	Interest Rate	Maturity Date	Balance at June 30, 2009
7/31/09	The Centre	KRG — Interim Loan	12%	2/20/11	$2,097,482
7/24/09	Bridgewater Marketplace(2)	Indiana Bank & Trust	LIBOR+ 185	6/29/13	8,228,800

(1)                                  Total debt maturing in 2009 excludes scheduled monthly principal payments for the remainder of 2009.

(2)                                  The loan has a LIBOR floor of 3.15%.

JOINT VENTURE SUMMARY – UNCONSOLIDATED PROPERTIES

The Company owns the following two unconsolidated properties with joint venture partners:

Property	Percentage Owned by the Company
The Centre — Operating Property	60%
Parkside Town Commons — Development Property(1)	40%

(1)                                  The Company’s 40% interest in Parkside Town Commons will change to 20% at the time of project specific construction financing.

CONDENSED COMBINED BALANCE SHEETS OF UNCONSOLIDATED PROPERTIES

(The Centre and Parkside Town Commons)

(Unaudited)

	June 30, 2009	December 31, 2008(1)
Assets:
Investment properties, at cost:
Land	$1,310,561	$1,310,561
Buildings and improvements	3,423,902	3,379,153
Construction in progress	58,962,422	57,373,714
	63,696,885	62,063,428
Less: accumulated depreciation	(2,005,332)	(1,952,012)
	61,691,553	60,111,416
Cash and cash equivalents	715,488	852,270
Tenant receivables, including accrued straight-line rent	201,951	792,359
Escrow deposits	113,304	29,447
Deferred costs, net	82,795	79,858
Prepaid and other assets	—	27,163
Total Assets	$62,805,091	$61,892,513

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$37,310,708	$58,554,548
ccounts payable and accrued expenses	851,336	1,639,977
Total Liabilities	38,162,044	60,194,525
Accumulated equity	24,643,047	1,697,988
Total Liabilities and Accumulated Equity	$62,805,091	$61,892,513

Company’s share of unconsolidated assets	$25,770,641	$25,472,938

Company’s share of mortgage and other indebtedness	$15,611,825	$24,132,729

(1)                                  In December 2008, the Company sold its interest in its Spring Mill Medical Center commercial property, which was an unconsolidated entity in a 50% owned joint venture.

CONDENSED COMBINED STATEMENTS OF OPERATIONS OF UNCONSOLIDATED PROPERTIES

(The Centre and Parkside Town Commons)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008

Revenue:
Minimum rent	$235,197	$254,374	$461,411	$494,008
Tenant reimbursements	85,473	76,046	170,154	151,736
Other property related revenue	7,243	—	21,639	—
Total revenue	327,913	330,420	653,204	645,744

Expenses:
Property operating	52,180	52,278	125,742	115,243
Real estate taxes	55,175	34,169	96,155	74,384
Total expenses	107,355	86,447	221,897	189,627

Operating income	220,558	243,973	431,307	456,117
Depreciation and amortization and other	(34,457)	(32,660)	(67,991)	(73,254)
Interest expense	(60,561)	(65,570)	(123,606)	(132,306)
Income from continuing operations	125,540	145,743	239,710	250,557
Operating income from discontinued operations	—	61,382	—	121,985
Net income	$125,540	$207,125	$239,710	$372,542

Company’s share of unconsolidated net operating income	$132,335	$146,384	$258,784	$273,670

Company’s share of unconsolidated interest expense	$36,337	$39,342	$74,164	$79,384

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)

As of June 30, 2009

This table includes the following:

•                  Operating retail properties;

•                  Operating commercial properties; and

•                  Development property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2009.

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA(2)	Number of Anchor Owned Locations	Anchor Owned GLA(3)
Lowe’s Home Improvement(1)	8	1,082,630	2	128,997	6	953,633
Target	6	665,732	0	0	6	665,732
Wal-Mart	4	618,161	1	103,161	3	515,000
Publix	6	289,779	6	289,779	0	0
Federated Department Stores	1	237,455	1	237,455	0	0
Petsmart	6	147,069	6	147,069	0	0
Home Depot	1	140,000	0	0	1	140,000
Bed Bath & Beyond	5	134,298	5	134,298	0	0
Office Depot	5	129,099	5	129,099	0	0
Dick’s Sporting Goods	2	126,672	2	126,672	0	0
	44	3,570,895	28	1,296,530	16	2,274,365

(1)                                  The Company has entered into one ground lease with Lowe’s Home Improvement for a total of 163,000 square feet, which is included in Anchor Owned GLA.

(2)                                  Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

(3)                                  Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

TOP 25 TENANTS BY ANNUALIZED BASE RENT(1),(2)

As of June 30, 2009

This table includes the following:

•                  Operating retail properties;

•                  Operating commercial properties; and

•                  Development property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2009.

Tenant	Type of Property	Number of Locations	Leased GLA/NRA(4)	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent(1),(2)	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent
Publix	Retail	6	289,779	5.2%	$2,366,871	$8.17	3.3%
Petsmart	Retail	6	147,069	2.6%	2,045,138	13.91	2.9%
Lowe’s Home Improvement(3)	Retail	2	128,997	2.3%	1,764,000	6.04	2.5%
State of Indiana	Commercial	3	210,393	3.8%	1,635,911	7.78	2.3%
Marsh Supermarkets	Retail	2	124,902	2.2%	1,633,958	13.08	2.3%
Bed Bath & Beyond	Retail	5	134,298	2.4%	1,581,884	11.78	2.2%
Office Depot	Retail	5	129,099	2.3%	1,353,866	10.49	1.9%
Indiana Supreme Court	Commercial	1	75,488	1.4%	1,339,164	17.74	1.9%
Staples	Retail	4	89,797	1.6%	1,220,849	13.60	1.7%
Dick’s Sporting Goods	Retail	2	126,672	2.3%	1,220,004	9.63	1.7%
Ross Stores	Retail	4	117,761	2.1%	1,210,784	10.28	1.7%
HEB Grocery Company	Retail	1	105,000	1.9%	1,155,000	11.00	1.6%
Best Buy	Retail	2	75,045	1.4%	934,493	12.45	1.3%
Kmart	Retail	1	110,875	2.0%	850,379	7.67	1.2%
LA Fitness	Retail	1	45,000	0.8%	843,750	18.75	1.2%
Michaels	Retail	3	68,989	1.2%	823,544	11.94	1.2%
TJX Companies	Retail	3	88,550	1.6%	818,313	9.24	1.2%
Kerasotes Theaters(3)	Retail	2	43,050	0.8%	776,496	8.92	1.1%
Dominick’s	Retail	1	65,977	1.2%	775,230	11.75	1.1%
City Securities Corporation	Commercial	1	38,810	0.7%	771,155	19.87	1.1%
The Great Atlantic & Pacific Tea Co.	Retail	1	58,732	1.1%	763,516	13.00	1.1%
Old Navy	Retail	3	64,868	1.2%	748,693	11.54	1.1%
Petco	Retail	3	40,778	0.7%	595,945	14.61	0.8%
Beall’s	Retail	2	79,611	1.4%	588,000	7.39	0.8%
Burlington Coat Factory	Retail	1	107,400	1.9%	510,150	4.75	0.7%
TOTAL			2,566,940	46.2%	$28,327,091	$10.21	40.1%

(1)                                  Annualized base rent represents the monthly contractual rent for June 2009 for each applicable tenant multiplied by 12.

(2)                                  Excludes tenants at development properties that are designated as Build-to-Suits for sale.

(3)                                  Annualized Base Rent per square foot is adjusted to account for the estimated square footage attributed to structures on land owned by the Company and ground leased to tenants.

(4)                                  Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

LEASE EXPIRATIONS – OPERATING PORTFOLIO(1)

As of June 30, 2009

This table includes the following:

•                  Operating retail properties;

•                  Operating commercial properties; and

•                  Development property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2009.

	Number of Expiring Leases(1),(2)	Expiring GLA/NRA(3)	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent(4)	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2009	41	154,054	2.9%	$2,153,500	3.1%	$13.98	$0
2010	82	377,628	7.1%	5,268,936	7.7%	13.95	0
2011	102	701,566	13.3%	6,902,890	10.1%	9.84	0
2012	108	453,565	8.6%	7,474,618	10.9%	16.48	0
2013	72	507,920	9.6%	6,185,711	9.0%	12.18	0
2014	75	578,748	10.9%	7,499,880	10.9%	12.96	427,900
2015	44	542,574	10.3%	6,626,485	9.7%	12.21	181,504
2016	26	233,644	4.4%	2,971,559	4.3%	12.72	0
2017	25	394,760	7.5%	5,679,229	8.3%	14.39	266,300
2018	24	348,523	6.6%	4,677,158	6.8%	13.42	128,820
Beyond	36	997,791	18.9%	13,095,993	19.1%	13.12	1,952,505
	635	5,290,773	100.0%	$68,535,959	100.0%	$12.95	$2,957,029

(1)                                  Excludes tenants at development properties that are designated as Build-to-Suits for sale.

(2)                                  Lease expiration table reflects rents in place as of June 30, 2009, and does not include option periods; 2009 expirations include 12 month-to-month tenants. This column also excludes ground leases.

(3)                                  Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.

(4)                                  Annualized base rent represents the monthly contractual rent for June 2009 for each applicable tenant multiplied by 12. Excludes ground lease revenue.

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS(1)

As of June 30, 2009

This table includes the following:

•                  Operating retail properties; and

•                  Development property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2009.

	Number of Expiring Leases(1),(2)	Expiring GLA/NRA(3)	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent(4)	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2009	3	67,022	1.3%	$567,270	0.8%	$8.46	$0
2010	10	200,050	3.8%	1,999,738	2.9%	10.00	0
2011	8	469,404	8.9%	2,411,497	3.5%	5.14	0
2012	8	179,471	3.4%	1,678,862	2.5%	9.35	0
2013	3	222,521	4.2%	993,053	1.5%	4.46	0
2014	10	259,706	4.9%	2,531,133	3.7%	9.75	0
2015	13	412,535	7.8%	3,975,474	5.8%	9.64	0
2016	5	153,782	2.9%	1,318,562	1.9%	8.57	0
2017	11	277,102	5.2%	3,383,722	4.9%	12.21	0
2018	9	310,576	5.9%	3,700,624	5.4%	11.92	0
Beyond	23	942,355	17.8%	11,862,288	17.3%	12.59	990,000
	103	3,494,524	66.1%	$34,422,223	50.2%	$9.85	$990,000

(1)                                  Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more. Excludes tenants at development properties that are designated as Build-to-Suits for sale.

(2)                                  Lease expiration table reflects rents in place as of June 30, 2009, and does not include option periods; 2009 expirations include one month-to-month tenant. This column also excludes ground leases.

(3)                                  Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.

(4)                                  Annualized base rent represents the monthly contractual rent for June 2009 for each applicable property multiplied by 12. Excludes ground lease revenue.

LEASE EXPIRATIONS – RETAIL SHOPS

As of June 30, 2009

This table includes the following:

•                  Operating retail properties; and

•                  Development property tenants open for business as of June 30, 2009.

	Number of Expiring Leases(1)	Expiring GLA/NRA(1),(2)	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent(3)	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2009	38	87,032	1.6%	$1,586,230	2.3%	$18.23	$0
2010	69	165,238	3.1%	3,041,922	4.4%	18.41	0
2011	93	215,124	4.1%	4,197,476	6.1%	19.51	0
2012	98	237,042	4.5%	5,200,290	7.6%	21.94	0
2013	65	151,180	2.9%	3,472,836	5.1%	22.97	0
2014	63	165,232	3.1%	3,558,192	5.2%	21.53	427,900
2015	30	84,938	1.6%	1,871,505	2.7%	22.03	181,504
2016	21	79,862	1.5%	1,652,997	2.4%	20.70	0
2017	13	42,170	0.8%	956,343	1.4%	22.68	266,300
2018	15	37,947	0.7%	976,535	1.4%	25.73	128,820
Beyond	13	55,436	1.1%	1,233,705	1.8%	22.25	962,505
	518	1,321,201	25.0%	$27,748,031	40.5%	$21.00	$1,967,029

(1)                                  Lease expiration table reflects rents in place as of June 30, 2009, and does not include option periods; 2009 expirations include 11 month-to-month tenants. This column also excludes ground leases.

(2)                                  Expiring GLA excludes estimated square footage to non-owned structures on land we own and ground leased to tenants.

(3)                                  Annualized base rent represents the monthly contractual rent for June 2009 for each applicable property multiplied by 12. Excludes ground lease revenue.

LEASE EXPIRATIONS – COMMERCIAL TENANTS

As of June 30, 2009

	Number of Expiring Leases(1)	Expiring NLA(1)	% of Total NRA Expiring	Expiring Annualized Base Rent(2)	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2009	0	0	0.0%	$0	0.0%	$0.00
2010	3	12,340	0.2%	227,276	0.3%	18.42
2011	1	17,038	0.3%	293,916	0.4%	17.25
2012	2	37,052	0.7%	595,467	0.9%	16.07
2013	4	134,219	2.5%	1,719,822	2.5%	12.81
2014	2	153,810	2.9%	1,410,555	2.1%	9.17
2015	1	45,101	0.9%	779,507	1.1%	17.28
2016	0	0	0.0%	0	0.0%	0.00
2017	1	75,488	1.4%	1,339,164	2.0%	17.74
2018	0	0	0.0%	0	0.0%	0.00
Beyond	0	0	0.0%	0	0.0%	0.00
	14	475,048	9.0%	$6,365,707	9.3%	$13.40

(1)                                  Lease expiration table reflects rents in place as of June 30, 2009, and does not include option periods. This column also excludes ground leases.

(2)                                  Annualized base rent represents the monthly contractual rent for June 2009 for each applicable property multiplied by 12.

SUMMARY RETAIL PORTFOLIO STATISTICS INCLUDING JOINT VENTURE PROPERTIES

	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Company Owned GLA – Operating Retail(1)	4,989,570	4,944,570	4,958,838	5,059,842	4,669,276	4,842,214
Total GLA – Operating Retail(1)	7,878,523	7,998,523	8,372,791	8,479,344	7,448,227	7,613,265
Projected Company Owned GLA Under Development or Redevelopment(2)	902,353	902,353	888,085	948,245	1,308,760	1,146,127
Projected Total GLA Under Development or Redevelopment(2)	1,207,996	1,207,996	1,193,728	1,253,888	2,349,865	2,152,027
Number of Operating Retail Properties	51	51	52	52	51	52
Number of Retail Properties Under Development or Redevelopment	8	9	8	10	11	10
Percentage Leased – Operating Retail	90.7%	90.2%	91.2%	91.9%	93.0%	92.8%
Annualized Base Rent & Ground Lease Revenue – Retail Properties(3)	$60,969,361	$61,101,120	$61,987,904	$63,719,164	$60,689,289	$61,766,441

(1)                                  Company Owned GLA represents gross leasable area owned by the Company. Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

(2)                                  Projected Company Owned GLA Under Development or Redevelopment represents gross leasable area under development that is projected to be owned by the Company. Projected Total GLA Under Development or Redevelopment includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

(3)                                  Annualized Base Rent represents the monthly contractual rent for June 2009, multiplied by 12.

SUMMARY COMMERCIAL PORTFOLIO STATISTICS

Retail Portfolio	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Company Owned Net Rentable Area (NRA)(1)	499,221	499,221	499,221	562,652	562,652	562,652

Number of Operating Commercial Properties	4	4	4	5	5	5

Percentage Leased – Operating Commercial Properties	95.2%	97.2%	96.5%	97.8%	97.8%	98.4%

Annualized Base Rent – Commercial Properties(2),(3)	$6,365,707	$6,486,922	$6,437,195	$7,970,942	$7,906,781	$8,073,623

(1)                               Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the 30 South property that includes approximately 850 parking spaces. It is managed by Denison Parking, a third party.

(2)                               Annualized Base Rent does not include income attributable to the Union Station Parking Garage.

(3)                               Annualized Base Rent includes $779,507 from KRG and subsidiaries as of June 30, 2009.

CURRENT DEVELOPMENT PIPELINE

Current Development Projects	Company Ownership %(6)	MSA	Actual/ Projected Opening Date(1)	Projected Owned GLA(2)	Projected Total GLA(3)	Percent of Owned GLA Occupied(7)	Percent of Owned GLA Pre-Leased/ Committed(5)	Total Estimated Project Cost(4)	Cost Incurred as of June 30, 2009(4)	Major Tenants and Non-owned Anchors
Cobblestone Plaza, FL(6)	50%	Ft. Lauderdale	Q2 2009	157,957	163,600	9.8%	41.2%	$47,000	$43,304	Staples, Party City
Eddy Street Commons, IN – I(8)	100%	South Bend	Q4 2009	165,000	465,000	0.0%	70.0%	35,000	19,012	Follett Bookstore, Other Retail, University of Notre Dame
Total Current Development Projects				322,957	628,600	9.8%	55.9%	$82,000	$62,316

(1)                               Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made. Stabilization (i.e., 85% occupied) typically occurs within six to twelve months after the opening date.

(2)                               Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

(3)                               Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

(4)                               Dollars in thousands. Reflects both the Company’s and partners’ share of costs, except Eddy Street Commons (see Note 8).

(5)                               Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 10,932 square feet for which the Company has signed non-binding letters of intent.

(6)                               The Company owns Cobblestone Plaza through a joint venture.

(7)                               Includes tenants that have taken possession of their space or have begun paying rent.

(8)                               The Company is the master developer for this project. The total estimated cost of Phase I is approximately $70 million; however, the Company’s share of Phase I estimated project cost is approximately $35 million and 165,000 square feet. The remaining $35 million of the project cost is attributable to the apartments which will be funded by a third party.

CURRENT REDEVELOPMENT PROJECTS

Redevelopment Projects(4)	MSA	Existing Owned GLA	Projected Owned GLA(1)	Projected Total GLA(2)	Total Estimated Project Cost(3)	Cost Incurred as of June 30, 2009(3)	Major Tenants and Non- owned Anchors
Rivers Edge, IN	Indianapolis	110,875	110,875	110,875	$2,500	$39	Pending
Bolton Plaza, FL	Jacksonville	172,938	172,938	172,938	2,000	321	Pending
Courthouse Shadows, FL	Naples	134,867	134,867	134,867	2,500	295	Publix, Office Max
Four Corner Square, WA	Seattle	29,177	29,177	29,177	500	35	Johnson Hardware Store, Walgreens
Coral Springs Plaza, FL	Boca Raton	45,906	45,906	45,906	4,000	—	Pending
Galleria Plaza, TX	Dallas	44,306	44,306	44,306	400	—	Pending
Total Redevelopment Projects		538,069	538,069	538,069	$11,900	$690

(1)                    Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

(2)                    Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

(3)                    Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

(4)                    Redevelopment properties have been removed from the operating portfolio statistics.

SHADOW PIPELINE (Land owned/Entitlements secured/No vertical construction)

Project	MSA	KRG Ownership %	Estimated Start Date	Estimated Total GLA(1)	Total Estimated Project Cost(1),(5)	Cost Incurred as of June 30, 2009(5)	Potential Tenancy

Unconsolidated –
Parkside Town Commons, NC(3)	Raleigh	40%	TBD	1,500,000	$148,000	$58,962	Frank Theatres, Discount Department Store, Jr. Boxes, Restaurants
KRG current share of unconsolidated project(3)					$29,600	$23,585

Consolidated –

Delray Marketplace, FL(2)	Delray Beach	50%	TBD	296,000	$90,000	$42,790	Publix, Frank Theatres, Jr. Boxes, Shops, Restaurants
Maple Valley, WA(4)(6)	Seattle	100%	TBD	127,000	9,800	9,764	Hardware Store, Shops, Drug Store
Broadstone Station, NC(6)	Raleigh	100%	TBD	345,000	19,100	11,098	Super Wal-Mart (non-owned), Shops, Pad Sales, Jr. Boxes
South Elgin Commons, IL - II(6)	Chicago	100%	TBD	263,000	6,800	6,638	Jr. Boxes, Super Target (non-owned) LA Fitness
New Hill Place, NC - I(6)	Raleigh	100%	TBD	310,000	30,000	12,367	Target, Frank Theatres
Total Consolidated				1,341,000	$155,700	$82,657

(1)                                  Total Estimated Project Cost and Estimated Total GLA based on preliminary site plans and includes non-owned anchor space that exists or is currently under construction.

(2)                                  The Company owns Delray Marketplace through a joint venture (preferred return, then 50%).

(3)                                  Parkside Town Commons is owned through a joint venture with Prudential Real Estate Investors. The Company’s interest in this joint venture is 40% as of June 30, 2009 and will be reduced to 20% at the time of project specific construction financing.

(4)                                  “Total Estimated Project Cost” includes a portion of the acquisition cost of the Four Corner Square shopping center which is a component of the Maple Valley redevelopment.

(5)                                  Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

(6)                                  The Company has reduced capital expenditures in the visible shadow pipeline by approximately $110 million by focusing on ground leasing or selling to end users as well as modifying the scope of the development projects.

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

As of June 30, 2009

	Number of Operating Properties(1)	Owned GLA/NRA(2)	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent(3)	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.
Indiana	24	2,182,551	39.8%	228	$25,108,810	39.0%	$12.56
• Retail	20	1,683,330	30.7%	214	18,743,103	29.1%	12.30
• Commercial	4	499,221	9.1%	14	6,365,707	9.9%	13.40
Florida	11	1,169,119	21.3%	155	13,639,137	21.2%	12.89
Texas	7	1,099,480	20.0%	79	11,481,793	17.8%	11.58
Georgia	3	300,115	5.5%	59	4,077,936	6.3%	14.53
Washington	3	128,001	2.3%	19	2,685,228	4.2%	23.10
Ohio	1	236,230	4.3%	7	2,366,522	3.7%	10.02
Illinois	3	227,362	4.1%	18	2,932,189	4.6%	14.61
New Jersey	1	115,088	2.1%	14	1,599,919	2.5%	16.30
Oregon	2	30,845	0.6%	12	486,506	0.8%	23.04
	55	5,488,791	100.0%	591	$64,378,040	100.0%	$12.87

(1)                                  This table includes operating retail properties, operating commercial properties, and ground lease tenants who commenced paying rent as of June 30, 2009.

(2)                                  Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It does not include 22 parcels or outlots owned by the Company and ground leased to tenants, which contain 22 non-owned structures totaling approximately 477,404 square feet. It also excludes the square footage of Union Station Parking Garage.

(3)                                  Annualized Base Rent excludes $4,047,025 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants.

OPERATING RETAIL PROPERTIES – TABLE I

As of June 30, 2009

Property(1)	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA(2)	Owned GLA(2)	Percentage of Owned GLA Leased(3)
Bayport Commons	FL	Oldsmar	2008	2008	Developed	268,556	94,756	90.8%
Estero Town Commons	FL	Naples	2006	2007	Developed	206,600	25,600	75.8%
Indian River Square	FL	Vero Beach	1997/2004	2005	Acquired	379,246	144,246	97.6%
International Speedway Square	FL	Daytona	1999	1999	Developed	233,901	220,901	82.6%
King’s Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497	93.4%
Pine Ridge Crossing	FL	Naples	1993	2006	Acquired	258,874	105,515	96.4%
Riverchase Plaza	FL	Naples	1991/2001	2006	Acquired	78,340	78,340	100.0%
Shops at Eagle Creek	FL	Naples	1983	2003	Developed	75,944	75,944	57.4%
Tarpon Springs Plaza	FL	Naples	2007	2007	Developed	276,346	82,546	96.7%
Wal-Mart Plaza	FL	Gainesville	1970	2004	Acquired	177,826	177,826	98.0%
Waterford Lakes Village	FL	Orlando	1997	2004	Acquired	77,948	77,948	92.6%
Kedron Village	GA	Atlanta	2006	2006	Developed	282,125	157,408	88.6%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	98.0%
The Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	100.0%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,072	99,072	81.4%
Naperville Marketplace	IL	Chicago	2008	2008	Developed	169,600	83,290	90.1%
South Elgin	IL	Chicago	2009	2009	Developed	45,000	45,000	100.0%
50 South Morton	IN	Indianapolis	1999	1999	Developed	2,000	2,000	100.0%
54th & College	IN	Indianapolis	2008	2008	Developed	20,100	—	*
Beacon Hill(8)	IN	Crown Point	2006	2007	Developed	127,821	57,321	60.4%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	213,696	123,696	87.4%
Bridgewater Marketplace	IN	Westfield	2008	2008	Developed	50,820	26,000	36.0%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	137,107	124,578	100.0%
Fishers Station(4)	IN	Indianapolis	1989	2004	Acquired	114,457	114,457	79.5%
Geist Pavilion	IN	Indianapolis	2006	2006	Developed	64,114	64,114	83.6%
Glendale Town Center	IN	Indianapolis	1958/2008	2008	Redeveloped	685,827	403,327	93.4%
Greyhound Commons	IN	Indianapolis	2005	2005	Developed	153,187	—	*
Hamilton Crossing Centre	IN	Indianapolis	1999	2004	Acquired	87,424	82,424	98.4%
Martinsville Shops	IN	Martinsville	2005	2005	Developed	10,986	10,986	58.2%
Red Bank Commons	IN	Evansville	2005	2006	Developed	324,308	34,308	69.8%
Stoney Creek Commons	IN	Indianapolis	2000	2000	Developed	189,527	49,330	100.0%
The Centre(5)	IN	Indianapolis	1986	1986	Developed	80,689	80,689	96.5%
The Corner	IN	Indianapolis	1984/2003	1984	Developed	42,545	42,545	96.4%

*                                         Property consists of ground leases only and, therefore, no Owned GLA. 54th & College is a single ground lease property; Greyhound Commons has two of four outlots leased.

(1)                                  All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.

(2)                                  Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space, and non-owned structures on ground leases.

(3)                                  Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of  June 30, 2009, except for Greyhound Commons and 54th & College (see * ).

(4)                                  This property is divided into two parcels: a grocery store and small shops. The Company owns a 25% interest in the small shops parcel through a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $96,000. All remaining cash flow is distributed to the Company.

(5)                                  The Company owns a 60% interest in this property through a joint venture with a third party that manages the property.

(6)                                  The Company does not own the land at this property. It has leased the land pursuant to two ground leases that expire in 2017. The Company has six five-year options to renew this lease.

(7)                                  The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2012. The Company has six five-year renewal options and a right of first refusal to purchase the land.

(8)                                  The Company owns and manages the following properties through joint ventures with third parties: Beacon Hill (50%); Cornelius Gateway (80%); and Sandifur Plaza (95%).

OPERATING RETAIL PROPERTIES – TABLE I (CONTINUED)

Property(1)	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA(2)	Owned GLA(2)	Percentage of Owned GLA Leased(3)
Traders Point	IN	Indianapolis	2005	2005	Developed	348,835	279,558	98.2%
Traders Point II	IN	Indianapolis	2005	2005	Developed	46,600	46,600	61.4%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
Zionsville Place	IN	Indianapolis	2006	2006	Developed	12,400	12,400	100.0%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	115,088	115,088	85.3%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	236,230	236,230	100.0%
CorneliusGateway(8)	OR	Portland	2006	2007	Developed	35,800	21,000	53.7%
Shops at Otty(6)	OR	Portland	2004	2004	Developed	154,845	9,845	100.0%
Burlington Coat Factory(7)	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,262	87.7%
Market Street Village	TX	Hurst	1970/2004	2005	Acquired	163,625	156,625	77.6%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	299,847	299,847	87.6%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,333	156,333	90.9%
Preston Commons	TX	Dallas	2002	2002	Developed	142,539	27,539	92.5%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	312,450	307,474	95.6%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
Gateway Shopping Center	WA	Seattle	2008	2008	Developed	285,200	100,949	90.5%
Sandifur Plaza(8)	WA	Pasco	2008	2008	Developed	12,552	12,552	82.5%
					TOTAL	7,878,523	4,989,570	90.7%

See prior page for footnote disclosure.

OPERATING RETAIL PROPERTIES — TABLE II

As of June 30, 2009

Property	State	MSA	Annualized Base Rent Revenue(1)	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA(2)	Major Tenants and Non-Owned Anchors(3)
Bayport Commons	FL	Tampa	$1,564,456	$—	$1,564,456	2.57%	$18.19	Petsmart, Best Buy, Michaels
Estero Town Commons(4)	FL	Naples	581,581	750,000	1,331,581	2.18%	29.96	Lowe’s Home Improvement, Mattress Giant
Indian River Square	FL	Vero Beach	1,439,906	—	1,439,906	2.36%	10.23	Beall’s, Target (non-owned), Lowe’s Home Improvement (non-owned), Office Depot
International Speedway Square	FL	Daytona	1,966,547	362,900	2,329,447	3.82%	10.78	Bed, Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels
King’s Lake Square	FL	Naples	1,080,024	—	1,080,024	1.77%	13.53	Publix, Retro Fitness
Pine Ridge Crossing	FL	Naples	1,565,795	—	1,565,795	2.57%	15.39	Publix, Target (non-owned), Beall’s (non-owned)
Riverchase Plaza	FL	Naples	1,116,152	—	1,116,152	1.83%	14.24	Publix
Shops at Eagle Creek	FL	Naples	755,045	—	755,045	1.24%	17.32	Staples, Lowe’s (non-owned)
Tarpon Springs Plaza	FL	Naples	1,775,554	128,820	1,904,374	3.12%	22.25	Cost Plus, AC Moore, Staples
Wal-Mart Plaza	FL	Gainesville	953,468	—	953,468	1.56%	5.47	Books-A-Million,Save-A-Lot, Wal-Mart
Waterford Lakes Village	FL	Orlando	840,596	—	840,596	1.38%	11.65	Winn-Dixie
Kedron Village	GA	Atlanta	2,439,218	—	2,439,218	4.00%	17.50	Target (non-owned), Bed Bath & Beyond, Ross Dress for Less, PETCO
Publix at Acworth	GA	Atlanta	755,392	—	755,392	1.24%	11.07	Publix
The Centre at Panola	GA	Atlanta	883,326	—	883,326	1.45%	12.09	Publix
Fox Lake Crossing	IL	Chicago	1,115,047	—	1,115,047	1.83%	13.82	Dominick’s Finer Foods
Naperville Marketplace	IL	Chicago	973,392	—	973,392	1.60%	12.97	TJ Maxx, PetSmart
South Elgin	IL	Chicago	843,750	—	843,750	1.38%	18.75	LA Fitness
50 South Morton	IN	Indianapolis	114,000	—	114,000	0.19%	57.00
54th & College	IN	Indianapolis	—	260,000	260,000	0.43%	—	The Fresh Market (non-owned)
Beacon Hill	IN	Crown Point	606,501	60,000	666,501	1.09%	17.52	Strack & VanTill (non-owned)
Boulevard Crossing	IN	Kokomo	1,528,890	—	1,528,890	2.51%	14.14	PETCO, TJ Maxx, Kohl’s (non-owned)
Bridgewater Marketplace	IN	Indianapolis	189,863	—	189,863	0.31%	20.30	Walgreens (non-owned)
Cool Creek Commons	IN	Indianapolis	2,098,505	—	2,098,505	3.44%	16.84	The Fresh Market, Stein Mart, Cardinal Fitness
Fishers Station	IN	Indianapolis	1,104,071	—	1,104,071	1.81%	12.14	Marsh Supermarkets
Geist Pavilion	IN	Indianapolis	905,229	—	905,229	1.48%	16.89	Partytree Superstore, Ace Hardware
Glendale Town Center	IN	Indianapolis	2,173,551	—	2,173,551	3.56%	5.77	Federated Dept Store, Kerasotes Theater, Staples, Indianapolis Library, Lowe’s Home Improvement Center (non-owned), Target (non-owned)
Greyhound Commons	IN	Indianapolis	—	202,500	202,500	0.33%	—	Lowe’s Home Improvement Center (non-owned)
Hamilton Crossing Centre	IN	Indianapolis	1,431,410	71,500	1,502,910	2.47%	17.64	Office Depot
Martinsville Shops	IN	Martinsville	97,422	—	97,422	0.16%	15.25	Walgreens (non-owned)
Red Bank Commons	IN	Evansville	354,292	—	354,292	0.58%	14.79	Wal-Mart (non-owned), Home Depot (non-owned)
Stoney Creek Commons	IN	Indianapolis	464,755	—	464,755	0.76%	9.42	Lowe’s Home Improvement (non-owned), HH Gregg, Office Depot
The Centre(4)	IN	Indianapolis	1,046,686	—	1,046,686	1.72%	13.44	Osco Drug
The Corner	IN	Indianapolis	591,178	—	591,178	0.97%	14.41	Hancock Fabrics
Traders Point	IN	Indianapolis	3,957,335	435,000	4,392,335	7.20%	14.41	Dick’s Sporting Goods, Kerasotes, Marsh, Bed, Bath & Beyond, Michaels, Old Navy, Petsmart

(1)                                  Annualized Base Rent Revenue represents the contractual rent for June 2009 for each applicable property, multiplied by 12. This table does not include Annualized Base Rent from development property tenants open for business as of June 30, 2009.

(2)                                  Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.

(3)                                  Represents the three largest tenants that occupy at least 10,000 square feet of GLA at the property, including non-owned anchors.

(4)                                  A third party manages this property.

OPERATING RETAIL PROPERTIES – TABLE II (CONTINUED)

Property	State	MSA	Annualized Base Rent Revenue(1)	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA(2)	Major Tenants and Non-Owned Anchors(3)
Traders Point II	IN	Indianapolis	829,011	—	829,011	1.36%	28.98
Whitehall Pike	IN	Bloomington	1,014,000	—	1,014,000	1.66%	7.86	Lowe’s Home Improvement Center
Zionsville Place	IN	Indianapolis	236,404	—	236,404	0.39%	19.06
Ridge Plaza	NJ	Oak Ridge	1,599,919	—	1,599,919	2.62%	16.30	A&P Grocery, CVS
Eastgate Pavilion	OH	Cincinnati	2,366,522	—	2,366,522	3.88%	10.02	Best Buy, Dick’s Sporting Goods, Value City Furniture
Cornelius Gateway	OR	Portland	216,550	—	216,550	0.36%	19.21	Fedex/Kinkos
Shops at Otty	OR	Portland	269,956	136,300	406,256	0.67%	27.42	Wal-Mart (non-owned)
Burlington Coat Factory	TX	San Antonio	510,150	—	510,150	0.84%	4.75	Burlington Coat Factory
Cedar Hill Village	TX	Dallas	628,247	—	628,247	1.03%	16.19	24 Hour Fitness, JC Penny (non-owned)
Market Street Village	TX	Hurst	1,452,136	115,700	1,567,836	2.57%	11.95	Jo-Ann Fabric, Ross Dress for Less
Plaza at Cedar Hill	TX	Dallas	3,362,065	—	3,362,065	5.51%	12.80	Hobby Lobby, Office Max, Ross Dress for Less, Old Navy, Marshalls, Sprouts Farmers Market
Plaza Volente	TX	Austin	2,118,870	100,000	2,218,870	3.64%	14.92	H-E-B Grocery
Preston Commons	TX	Dallas	640,708	—	640,708	1.05%	25.15	Lowe’s Home Improvement (non-owned)
Sunland Towne Centre	TX	El Paso	2,769,617	104,809	2,874,426	4.71%	9.42	HMY Roomstore, Kmart, Bed Bath & Beyond, Furniture Factory
50th & 12th	WA	Seattle	475,000	—	475,000	0.78%	32.76	Walgreens
Gateway Shopping Center	WA	Seattle	2,013,908	229,500	2,243,408	3.68%	22.04	Petsmart, Ross Dress for Less, Rite Aid, Party City
Sandifur Plaza	WA	Pasco	196,320	—	196,320	0.32%	18.96	Walgreens (non-owned)
		TOTAL	$58,012,321	$2,957,029	$60,969,350	100%	$12.81

See prior page for footnote disclosure.

OPERATING COMMERCIAL PROPERTIES

As of June 30, 2009

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent(1)	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Indiana
30 South(3)	Indianapolis	1905/2002	Redeveloped	298,346	91.9%	$4,891,602	76.8%	$16.40	Indiana Supreme Court, City Securities, Kite Realty Group
Pen Products	Indianapolis	2003	Acquired	85,875	100.0%	834,705	13.1%	9.72	Indiana Dept. of Administration
Union Station Parking Garage(2)	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking Management Agreement
Indiana State Motorpool	Indianapolis	2004	Developed	115,000	100.0%	639,400	10.0%	5.56	Indiana Dept. of Administration
			TOTAL	499,221	95.2%	$6,365,707	100.0%	$12.75

(1)                                  Annualized Base Rent represents the monthly contractual rent for June 2009 for each applicable property, multiplied by 12.

(2)                                  The garage is managed by a third party.

(3)                                  Annualized Base Rent includes $779,507 from the Company and subsidiaries as of June 30, 2009.

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN(1)

As of June 30, 2009

	Owned Gross Leasable Area				Percent of Owned GLA Leased			Annualized Base Rent(1)				Annualized Base Rent per Leased Sq. Ft.
Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Lease	Total	Anchors	Shops	Total
Bayport Commons	FL	71,563	23,193	94,756	100.0%	62.4%	90.8%	$1,107,187	$457,281	$—	1,564,468	$15.48	$31.58	$18.19
Estero Town Commons	FL	—	25,600	25,600	0.0%	75.8%	75.8%	—	581,581	750,000	1,331,581	—	29.96	29.96
Indian River Square	FL	116,342	27,904	144,246	100.0%	87.5%	97.6%	973,085	466,822	—	1,439,906	8.36	19.13	10.23
International Speedway Square	FL	200,401	20,500	220,901	83.8%	71.1%	82.6%	1,700,041	266,506	362,900	2,329,447	10.12	18.29	10.78
King’s Lake Square	FL	49,805	35,692	85,497	100.0%	84.1%	93.4%	358,890	721,134	—	1,080,024	7.21	24.02	13.53
Pine Ridge Crossing	FL	65,999	39,516	105,515	100.5%	89.6%	96.4%	627,628	938,167	—	1,565,795	9.46	26.49	15.39
Riverchase Plaza	FL	48,890	29,450	78,340	100.0%	100.1%	100.0%	386,231	729,921	—	1,116,152	7.90	24.75	14.24
Shops at Eagle Creek	FL	51,703	24,241	75,944	49.3%	74.6%	57.4%	356,678	398,367	—	755,045	13.99	22.02	17.32
Tarpon Springs Plaza	FL	60,151	22,395	82,546	100.0%	87.8%	96.7%	1,144,008	631,546	128,820	1,904,374	19.02	32.13	22.25
Wal-Mart Plaza	FL	138,323	39,503	177,826	100.0%	91.0%	98.0%	554,049	399,420	—	953,468	4.01	11.11	5.47
Waterford Lakes Village	FL	51,703	26,245	77,948	100.0%	78.0%	92.6%	408,452	432,144	—	840,596	7.90	21.12	11.65
Kedron Village	GA	68,845	88,563	157,408	100.0%	79.7%	88.6%	849,648	1,589,569	—	2,439,218	12.34	22.53	17.50
Publix at Acworth	GA	37,888	31,740	69,628	100.0%	95.6%	98.0%	337,203	418,189	—	755,392	8.90	13.78	11.07
The Centre at Panola	GA	51,674	21,405	73,079	100.0%	100.0%	100.0%	413,392	469,934	—	883,326	8.00	21.95	12.09
Fox Lake Crossing	IL	65,977	33,095	99,072	100.0%	44.5%	81.4%	775,230	339,817	—	1,115,047	11.75	23.09	13.82
Naperville Marketplace	IL	61,683	21,607	83,290	100.0%	61.8%	90.1%	702,879	270,513	—	973,392	11.40	20.24	12.97
South Elgin	IL	45,000	—	45,000	100.0%	0.0%		843,750	—	—	843,750	18.75	—	18.75
50 South Morton	IN	—	2,000	2,000	0.0%	100.0%	100.0%	—	114,000	—	114,000	—	57.00	57.00
54th & College	IN	—	—	—	0.0%	0.0%	0.0%	—	—	260,000	260,000	—	—	—
Beacon Hill	IN	—	57,321	57,321	0.0%	60.4%	60.4%	—	606,501	60,000	666,501	—	17.52	17.52
Boulevard Crossing	IN	73,440	50,256	123,696	85.0%	90.9%	87.4%	703,400	825,490	—	1,528,890	11.27	18.07	14.14
Bridgewater Marketplace	IN	—	26,000	26,000	0.0%	36.0%	36.0%	—	189,863	—	189,863	—	20.30	20.30
Cool Creek Commons	IN	63,600	60,978	124,578	100.0%	100.0%	100.0%	635,700	1,462,805	—	2,098,505	10.00	23.99	16.84
Fishers Station	IN	57,000	57,457	114,457	100.0%	59.1%	79.5%	575,000	529,071	—	1,104,071	10.09	15.58	12.14
Geist Pavilion	IN	27,955	36,159	64,114	100.0%	70.9%	83.6%	383,546	521,682	—	905,229	13.72	20.35	16.89
Glendale Town Commons	IN	329,588	73,739	403,327	100.0%	63.9%	93.4%	1,207,305	966,246	—	2,173,551	3.66	20.51	5.77
Greyhound Commons	IN	—	—	—	0.0%	0.0%	0.0%	—	—	202,500	202,500	—	—	—
Hamilton Crossing Centre	IN	30,722	51,702	82,424	100.0%	97.5%	98.4%	345,623	1,085,788	71,500	1,502,910	11.25	21.53	17.64
Martinsville Shops	IN	—	10,986	10,986	0.0%	58.2%	58.2%	—	97,422	—	97,422	—	15.25	15.25
Red Bank Commons	IN	—	34,308	34,308	0.0%	69.8%	69.8%	—	354,292	—	354,292	—	14.79	14.79
Stoney Creek Commons	IN	49,330	—	49,330	100.0%	0.0%	100.0%	464,755	—	—	464,755	9.42	—	9.42
The Centre	IN	18,720	61,969	80,689	100.0%	95.5%	96.5%	170,352	876,334	—	1,046,686	9.10	14.81	13.44
The Corner	IN	12,200	30,345	42,545	100.0%	95.0%	96.4%	88,450	502,728	—	591,178	7.25	17.44	14.41
Traders Point	IN	238,721	40,837	279,558	100.0%	87.8%	98.2%	3,127,248	830,087	435,000	4,392,335	13.10	23.16	14.41
Traders Point II	IN	—	46,600	46,600	0.0%	61.4%	61.4%	—	829,011	—	829,011	—	28.98	28.98
Whitehall Pike	IN	128,997	—	128,997	100.0%	0.0%	100.0%	1,014,000	—	—	1,014,000	7.86	—	7.86
Zionsville Place	IN	—	12,400	12,400	0.0%	100.0%	100.0%	—	236,404	—	236,404	—	19.06	19.06
Ridge Plaza	NJ	69,612	45,476	115,088	100.0%	62.7%	85.3%	997,762	602,157	—	1,599,919	14.33	21.12	16.30
Eastgate Pavilion	OH	231,730	4,500	236,230	100.0%	100.0%	100.0%	2,233,772	132,750	—	2,366,522	9.64	29.50	10.02
Cornelius Gateway	OR	—	21,000	21,000	0.0%	53.7%	53.7%	—	216,550	—	216,550	—	19.21	19.21
Shops at Otty	OR	—	9,845	9,845	0.0%	100.0%	100.0%	—	269,956	136,300	406,256	—	27.42	27.42
Burlington Coat Factory	TX	107,400	—	107,400	100.0%	0.0%	100.0%	510,150	—	—	510,150	4.75	—	4.75
Cedar Hill Village	TX	32,231	12,031	44,262	100.0%	54.7%	87.7%	483,465	144,782	—	628,247	15.00	22.00	16.19
Market Street Village	TX	136,746	19,879	156,625	75.2%	94.0%	77.6%	1,028,209	423,927	115,700	1,567,836	9.99	22.70	11.95
Plaza at Cedar Hill	TX	227,106	72,741	299,847	84.8%	96.2%	87.6%	1,954,009	1,408,056	—	3,362,065	10.15	20.11	12.80
Plaza Volente	TX	105,000	51,333	156,333	100.0%	72.2%	90.9%	1,155,000	963,870	100,000	2,218,870	11.00	26.01	14.92
Preston Commons	TX	—	27,539	27,539	0.0%	92.5%	92.5%	—	640,708	—	640,708	—	25.15	25.15
Sunland Towne Centre	TX	277,131	30,343	307,474	97.1%	81.9%	95.6%	2,342,519	427,098	104,809	2,874,426	8.70	17.19	9.42
50th & 12th	WA	14,500	—	14,500	100.0%	0.0%	100.0%	475,000	—	—	475,000	32.76	—	32.76
Gateway Shopping Center	WA	74,639	26,310	100,949	100.0%	63.6%	90.5%	1,497,779	516,129	229,500	2,243,408	20.07	30.82	22.04
Sandifur Plaza	WA	—	12,552	12,552	0.0%	82.5%	82.5%	—	196,320	—	196,320	—	18.96	18.96
		3,492,315	1,497,255	4,989,570	93.9%	79.0%	90.7%	$32,931,394	$25,080,939	$2,957,029	$60,969,361	$9.84	$21.23	$12.81

(1)           This table does not include annualized base rent from development property tenants open for business as of June 30, 2009.